INNOVATIVE ENERGY SOLUTIONS
SINCE 1870

SRLP
LISTED
NYSE

Sprague

Sprague Resources LP NAPTP Annual Investor Conference Exhibit 99.1

Safe Harbor
Forward-Looking Statements /Non-GAAP Measures
Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the
U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as “may,” “assume,”
“forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or
“continue,” and similar references to future periods.  However, the absence of these words does not mean that a statement is not forward looking.  Descriptions of our objectives, goals, plans, projections, estimates, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management and other statements of future events or conditions are also forward looking statements.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Our actual future results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to a significant decrease in in a demand for refined products, natural gas or our materials handling services in the areas we serve; derivatives legislation could impact our ability to use derivatives to reduce the effect of commodity price risk, interest rate risk, and adversely affect our hedging activities; and, warmer weather during winter months and non-performance by our customers, suppliers and counterparties.
Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.  For additional information about risks and uncertainties that could cause actual results to differ materially from the expectations, please refer to Sprague’s current Quarterly Report on
Form 10-Q and our most recent 10-K available in the “Investor Relations” section of our website www.spragueenergy.com.
In this presentation we refer to certain financial measures not prepared in accordance with generally accepted accounting principles, or GAAP, including adjusted gross margin and adjusted EBITDA.  For a description of how we define these non-GAAP financial measures see “Part I,
Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations – How Management Evaluates Our Results of
Operations.” in Sprague’s current Quarterly Report on Form 10-Q and our most recent 10-K available in the “Investor Relations” section of our website www.spragueenergy.com.

Sprague

Kildair
ME
VT
NH
NY
MA
PA
RI
CT
NJ
Oswego
Albany
Stamford
Mt. Vernon
Bronx
New Haven
Bridgeport
New Bedford
Providence [2x]
Searsport
Portland
South Portland
Newington [2x]
Everett
Quincy [2x]
Residual
Gasoline
Distillate
Biofuel
Liquid Bulk
Break Bulk
Dry Bulk
Crude Oil Handling

Refined Products and Materials Handling Network
(1)
Does not include ~2.1 million barrels of storage capacity (46 storage tanks)
currently out of service and not necessary for current operations rd
Party
Locations
Storage Metrics
Storage Tanks: 208
Tank Capacity
(1)
: 14.1 MMbbl
18 Pads: 1,226,000 ft
2
10 Warehouses: 316,000 ft
2
Marketing Metrics
~ Volume (2014): 40 million barrels
~ Customers 3,000

ME
Maritimes & Northeast
Portland
NH
Iroquois
Tennessee
Dominion
NY
MA
Columbia
Algonquin
RI
CT
Tennessee
Transcontinental
PA
OH
Columbia
Dominion
Texas Eastern
Texas Eastern
NJ
Tennessee
Dominion
WV
Columbia
MD
D.C.
VA
Transcontinental

Natural Gas Service Area Supply Metrics Pipelines: 15 States/Utilities: 13/46 Marketing Metrics ~ MMBtus (2014): 54,430,000 ~ Customer Accounts: 15,000 5

15% Growth

SRLP - Total Return
S&P 500 Total Return Index
Alerian MLP Total Return Index
76%
21%
-4%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15

Sprague Resources LP (SRLP) Overview
Ticker SRLP
Exchange NYSE
SRLP Price Per Unit on May 15, 2015 $28.06
Total Units Outstanding 21.1 million
Market Capitalization $548 million
1Q 2015 Distribution Per Unit $0.4725
Annualized 1Q 2015 Distribution Per Unit $1.89
Yield as of May 15, 2015 6.74%
Distribution Growth Guidance for 2015 13.1%
2015 Adjusted EBITDA Guidance $105 - $120 million
1) Includes re-investment of distributions as of May 15, 2015
SRLP Total Return
(1)
Investment Highlights
Distribution Per LP Unit

Distribution Per LP Unit
$0.2825 $0.4125
$0.4275
$0.4425
$0.4575
$0.4725
$ / Unit
$0.4125
$0.38
$0.39
$0.40
$0.41
$0.42
$0.43
$0.44
$0.45
$0.46
$0.47
$0.48
MQD 4Q 2013* 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
* Actual distribution of $0.2825 per unit reflected proration of minimum quarterly distribution rate for the October 30, 2013 closing of the SRLP IPO

Fee-Based Income River Road Terminal Sprague’s terminals integrate refined product distribution with contractual income from materials handling services 7

Fee-Based Income Kildair Terminal Recent expansion into crude trans-shipment / storage at our Kildair facility 8

60%
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Converting Rack Business to Contracted Sales
• Offers from Sprague move with market
• Buyers contract for supply at known price
• Volatility presents opportunity for
customers
• Forward programs de-risk customer
business
• “Chat” feature promotes
communication and negotiation
• Sprague has ability to enhance margin as
market costs shift
“Real-Time” Wholesale Marketing
Percentage of Wholesale Volume Sold on
Sprague Real-Time Pricing Platform
Traditional Wholesale Rack Marketing
• Multiple sellers in market
• No commitment from buyers
• Focus on price
• Volatile markets make posted prices “stale”
and increase risk of hedge imbalance

ME
Maritimes & Northeast
Portland
NH
Iroquois
Tennessee
Dominion
NY
MA
Columbia
RI
Tennessee
Transcontinental
PA
CT
OH
NJ
Columbia
Dominion
Texas Eastern
Texas Eastern
Tennessee
WV
Dominion
Columbia
MD
D.C.
VA

Natural Gas Contract Margin
• Standard pathway to meter assumed
• Contract offer reflects market cost to supply
• Customer signs contract – sale is locked in
• Supply costs are hedged
Base contract margin established
2-Leg Traditional Supply
Route

ME
NH
MA
NY
PA
OH
WV
VA
RI
CT
NJ
MD
D.C.
Maritimes & Northeast
Portland
Iroquois
Tennessee
Dominion
Columbia
Transcontinental
Texas Eastern

Natural Gas Margin Optimization
Schedulers have flexibility to supply gas
utilizing many pathways prior to delivery
Broad portfolio of customer accounts
enables “swaps”
Cash market volatility presents additional
opportunities
Margin Enhancement Opportunities
4-Leg Alternative Supply
Route

$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.0798
$0.0779
$0.0619
$0.0779
$0.0876
2010
2011
2012
2013
2014

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.12
$0.45
$0.54
$0.78
$1.02
2010
2011
2012
2013
2014

Integrated Business Model
Supply and logistics expertise, coupled with product and service innovations, used to enhance returns on the asset base
Refined Products Adjusted Unit Margin ($/gallon) Natural Gas Adjusted Unit Margin ($/MMBtu)
Representative Throughput Model
Margin
Representative Wholesale Supply
Services Margin

$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.0798
$0.0779
$0.0619
$0.0779
$0.0876
2010
2011
2012
2013
2014

$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.12
$0.45
$0.54
$0.78
$1.02
2010
2011
2012
2013
2014

Integrated Business Model
Refined Products Adjusted Unit Margin ($/gallon) Natural Gas Adjusted Unit Margin ($/MMBtu)
Proprietary terminal marketers
Local market competitive intelligence
Control of our own supply in extreme
conditions
Superior product/service offer to customer
Management of gas from hub to burner tip
Ability to enhance margin in certain market
conditions

Limited Commodity Exposure
• Sprague’s Risk Policy sets authorized position limits for all commodities handled
• Inventory is tracked daily and Risk team monitors all open positions relative to inventory levels and sales to ensure Sprague maintains a hedged book of business
• Outright short/long positions due to daily imbalances are minimal relative to total volume
• Daily VAR calculation monitored
Risk Management
Business Model’s Exposure to Commodity Price Levels
• Agnostic to outright price levels
• Working capital requirements reduced with lower commodity prices
• Some bid contracts benefit from declining prices
• Product slate continues to evolve to meet customer energy requirements

15 Searsport Terminal – circa 1950 Organic Growth – Sprague’s DNA

Rail Transfer Pad
Nacelles
Road Salt
Pads
Clay Slurry
Rail connection to CP,
CMQ and Pan Am
Liquid
Finger
Dock
Bulk Dock
Food Grade
Warehouses
Available for Development
Blades
Hopper
Coal /
Petcoke
Third Party
Tanks
Third Party
Tanks
Third-party storage
Unloading
Blades
Organic Growth – Sprague’s DNA
Searsport Terminal today

Organic Growth – Sprague’s DNA October 2007 Kildair Terminal 17

Organic Growth – Sprague’s DNA October 2012 Kildair Terminal 18

Organic Growth – Sprague’s DNA Kildair Terminal June 2014 19

Visible Return Growth In Recent Acquisitions
• Replacement of 3
rd
party supplier
• Growth in assigned capacity portfolio and
associated optimization
• Electricity brokerage platform
• Investing expansion capital at terminal
• Distillates / Biofuels
• Space for Materials Handling growth
• Cost-effective servicing of existing Sprague NYC
contractual business
• Efficiency gains in multiple processes
Very low effective multiple on recent acquisitions

Strong Financial Performance and Growth
Adjusted EBITDA
• Refined Products - 19% increase in heating degree days with colder than normal weather; benefit from recent Castle acquisition; strong margin generation resulting in record quarter
• Natural Gas – Uplift from Q4 Metromedia acquisition contributing higher volumes; offset partially by marginally lower unit margins as a result of decreased volatility in the Northeast cash markets compared to a year ago
• Materials Handling – Strong results in break bulk activity (windmills and newsprint), benefit of crude storage and handling project at Kildair, increased asphalt volumes; leveraging of the shared petroleum assets and workforce
Adjusted Gross Margin Key Q1 2015 Events
Distributable Cash Flow
(1)
(1) The presented period 2012 is pro forma per page 56 in Sprague’s S-1 Prospectus.  2013 is a pro forma calculation as presented in Sprague’s March 13, 2015 press and earnings release.
$139.4
$189.1
$245.0
$114.3
$0
$30
$60
$90
$120
$150
$180
$210
$240
$270
2012 2013 2014 2015 Q1
Refined Products Natural Gas Materials Handling Other
($ millions)
$49.8
$76.2
$105.3
$63.5
$0
$20
$40
$60
$80
$100
$120
2012 2013 2014 2015 Q1
($ millions)
$29.9
$40.1
$74.9
$58.6
$0
$15
$30
$45
$60
$75
2012 2013 2014 2015 Q1
($ millions)

Distribution Growth and Coverage
• Ratable $0.015 per unit distribution growth by quarter planned for the next 12 -
24 months
• Strong coverage ratio enables Sprague to “naturally delever” by paying down debt with excess cash flow without the need to access the equity markets
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
2012 2013 2014
TTM March 2015
Distributions Excess Distributable Cash Flow
($ millions)
1.0x
1.2x
2.1x
2.4x
$29.9
$40.1
$74.9
$89.5

(in millions) Debt Liquidity
Acquisition Facility $312 $88
Accordion $200
Credit Facility, Liquidity and Leverage
• $1.12 billion Working Capital facility (includes $120 million multicurrency Working Capital facility)
• $400 million Acquisition facility
• Accordions:
• Combined Working Capital facilities - $200 million
• Acquisition facility - $200 million
• Maximum size is $2.0 billion (including optional contango facility of $125 million)
• Significant capacity and liquidity to finance our ongoing business requirements and growth
• JPMorgan Chase is Administrative Agent (Syndicate of 24 Diverse Lenders)
(in millions)
Debt Liquidity
Working Capital Facility $416 $187
Accordion $200
Total Facility Size - $1.52 billion (Committed 5 years, expiring December 2019)
Debt and Liquidity as of March 31, 2015
1.3x
1.6x
3.0x
2.7x
Permanent
Leverage
Ratio
$0
$200
$400
$600
$800
$1,000
Q2 2014 Q3 2014 Q4 2014 Q1 2015
Acquisition Line
Working Capital Facility
$248
$392
$815
$728

Guidance
Full Year 2015 Guidance
• Adjusted EBITDA guidance range of $105 to $120 million
• Assumes normal weather, market conditions and no acquisitions
• Maintenance CapEx range of $7 million to $10 million
• Cash Interest expense range of $23 million to $26 million
• Distribution growth of $0.0150/unit per quarter for the next 12 – 24 months

Key Investment Considerations
Materials Handling is 100% fee-based, multi-year contracts
More than 50% of Refined Product sales are under contract
Natural Gas contract base margin enhanced by optimization activities
Experts in unique Northeast logistical challenges
Product and service innovation drives enhanced margins
Marketing emphasis does not translate to commodity exposure
Synergy realization from recent acquisitions
Organic growth prospects at Kildair, Bronx, and Searsport
Active acquisition market
Strong performance resulting in high coverage
Modest leverage and ample acquisition facility liquidity
Distribution growth above guidance at IPO
Terminaling,
Logistics and
Marketing
Expertise
Contract-Based
Income with
Upside Potential
Strong Capital
Position
Visible Growth
Prospects

26 Appendix

Condensed Consolidated Balance Sheet
March 31, December 31,
2015 2014
(Unaudited)
Assets
Current assets:
Cash and cash equivalents…………………………………………………….
$ 21,609 $ 4,080
Accounts receivable, net……………………………………………………… 342,174 289,424
Inventories……………………………………………………………………. 217,912 390,555
Fair value of derivative assets. ………………………………………………. 169,298 229,890
Deferred income taxes………………………………………………………..
961 895
Other current assets. …………………………………………………………. 50,115 52,416
Total current assets……………………………………………………… 802,069 967,260
Property, plant, and equipment, net. ……………………………………………… 251,336 250,126
Assets held for sale ………………………………………………………………..
68 1,321
Intangibles, net ……………………………………………………………………. 25,585 27,626
Other assets, net……………………………………………………………………. 26,322 30,219
Goodwill. …………………………………………………………………………. 63,288 63,288
Total assets …………………………………………………………………… $ 1,168,668 $ 1,339,840
Liabilities and unitholders' equity
Current liabilities:
Accounts payable. $ 124,972 $ 198,609
Accrued liabilities ……………………………………………………………
56,510 63,816
Fair value of derivative liabilities……………………………………………. 55,685 89,176
Due to General Partner and affiliates ………………………………………… 11,969 15,340
Current portion of log-term debt ……………………………………………. 258,678 397,214
Current portion of capital leases ……………………………………………..
1,004 1,313
Total current liabilities ………………………………………………….
508,818 765,468
Commitments and contingencies………………………………………………….. -
Long - term debt ………………………………………………………………….. 469,708 418,356
Long-term capital leases ………………………………………………………….. 4,245 5,424
Other liabilities
18,157 17,884
Due to General Partner ……………………………………………………………. 848 988
Deferred income taxes ……………………………………………………………… 15,190 15,826
Total liabilities ………………………………………………………………… 1,016,966 1,223,946
Unitholders' equity:
Common unitholders - public (8,969,914 units and 8,777,922 units issued and outstanding, as of March 31, 2015 and December 31, 2014, respectively)….
186,997 171,055
Common unitholders - affiliated (2,034,378 units issued and
outstanding, as of March 31, 2015 and December 31, 2014, respectively)….
(1,908) (5,566)
Subordinated unitholders - affiliated (10,071,970 units issued and outstanding) (21,652) (39,762)
Accumulated other comprehensive loss, net of tax …………………………… (11,735) (9,833)
Total unitholders' equity……………………………………………………… 151,702 115,894
Total liabilities and unitholders' equity…………………………………
$ 1,168,668 $ 1,339,840
-

Adjusted Gross Margin by Segment – Q1 2015
Three Months Ended March 31,
2015 2014
(unaudited) (unaudited)
($ and volumes in thousands)
Volumes:
Refined products (gallons) 726,432 588,756
Natural gas (MMBtus) …...……………………………………………………………………………..…………… 20,013 16,496
Materials handling (short tons)……………………………………………………………………………………… 585 694
Materials handling (gallons)………………………………………………………………………………………… 74,760 66,822
Net Sales:
Refined products……………………………………………………………………………………………………. $               1,431,845 $              1,844,973
Natural gas………………………………………………………………………………………………………….. 146,679 134,340
Materials handling………………………………………………………………………………………………….. 10,184 8,079
Other operations…………………………………………………………………………………………………….. 9,650 7,307
Total net sales………………………………………………………………………………………………………. $               1,598,358 $              1,994,699
Adjusted Gross Margin: (2)
Refined products…………………………………………………………………………………………………… $                   66,306 $                   51,530
Natural gas…………………………………………………………………………………………………………. 34,817 35,344
Materials handling…………………………………………………………………………………………………. 10,184 8,077
Other operations……………………………………………………………………………………………………. 2,983 1,336
Total adjusted gross margin………………………………………………………………………………………… $                 114,290 $                    96,287
Calculation of Adjusted Gross Margin:
Total net sales……………………………………………………………………………………………………….. $               1,598,358 $              1,994,699
Less cost of products sold (exclusive of depreciation and amortization)…………………………………………… (1,490,373) (1,864,419)
Add: unrealized (gain) loss on inventory…………………………………………………………………………….. 3,534 (5,866)
Add: unrealized (gain) loss on natural gas transportation contracts………………………………………………… 2,771 (28,127)
Total adjusted gross margin…………………………………………………………………………………………. $                    96,287
………………………………………………………………………………………….
$                  114,290
1) On December 9, 2014, the Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent Sprague Canadian Properties LLC. As the acquisition of Kildair by the Partnership represents a transfer of entities under common control, the Consolidated and Financial Statements for the three months ended March 31, 2014, and related information presented herein have been recast by including the historical financial results of Kildair for all periods that were under common control.
2) Adjusted gross margin is defined as net sales less cost of products sold (exclusive of depreciation and amortization) increased by unrealized hedging losses and decreased by unrealized hedging gains, in each case with respect to refined products and natural gas inventory and natural gas transportation contracts.
(1)

Adjusted Gross Margin by Segment – YE 2014
(1)
Three Months Ended Year Ended
December 31, December 31,
2013 2013
2014 Predecessor 2014 Predecessor
(unaudited) (unaudited)
($ and volumes in thousands) ($ and volumes in thousands)
Volumes:
Refined products (gallons) 475,398 399,462 1,668,240 1,472,100
Natural gas (MMBtus) ………………………………………………………………………………………………. 16,166 13,667 54,430 51,979
Materials handling (short tons)……………………………………………………………………………………… 703 529 2,663 2,145
Materials handling (gallons)………………………………………………………………………………………… 96,474 69,678 309,834 246,708
Net Sales:
Refined products……………………………………………………………………………………………………. 1,076,410 $               1,182,667 $               4,650,871 $
Natural gas………………………………………………………………………………………………………….. 104,926 82,139 359,984 304,843
Materials Handling………………………………………………………………………………………………….. 10,908 6,733 37,776 28,446
Other operations…………………………………………………………………………………………………….. 5,750 4,762 21,131 18,650
Total net sales………………………………………………………………………………………………………. $ $               5,069,762 $               4,683,349
Adjusted Gross Margin: (2)
Refined products…………………………………………………………………………………………………… $                   44,153 $                   36,151 $                 146,021 $                 114,744
Natural gas…………………………………………………………………………………………………………. 12,922 11,972 55,536 40,373
Materials Handling…………………………………………………………………………………………………. 10,925 6,730 37,811 28,430
Other operations……………………………………………………………………………………………………. 1,660 2,178 5,599 5,547
Total adjusted gross margin………………………………………………………………………………………… $ $                 244,967 $                 189,094
Calculation of Adjusted Gross Margin:
Total net sales……………………………………………………………………………………………………….. $               1,276,301 $               5,069,762 $               4,683,349
Less cost of products sold (exclusive of depreciation and amortization)…………………………………………… (1,076,155) (1,271,750) (4,755,031) (4,554,188)
Add: unrealized (gain) loss on Inventory…………………………………………………………………………….. 241 8,487 (11,070) 4,188
Add: unrealized (gain) loss on natural gas transportation contracts………………………………………………… (52,420) 43,993 (58,694) 55,745
Total adjusted gross margin…………………………………………………………………………………………. $                   57,031 $                 244,967 $                 189,094
1) On December 9, 2014, the Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent Sprague Canadian Properties LLC. As the acquisition of Kildair by the Partnership represents a transfer of entities under common control, the Consolidated and Combined Financial Statements and related information presented herein have been recast by including the historical financial results of Kildair for all periods that were under common control.
2) Adjusted gross margin is defined as net sales less cost of products sold (exclusive of depreciation and amortization) increased by unrealized hedging losses and decreased by unrealized hedging gains, in each case with respect to refined products and natural gas inventory and natural gas transportation contracts.
………………………………………………………………………………………….
$                   69,660
$
$
$
$
1,197,994
69,660
1,197,994
1,276,301
57,031
4,331,410

Statement of Operations Data:
Net sales $ 1,598,358 $ 1,994,699
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) 1,490,373 1,864,419
Operating expenses 18,883 16,838
Selling, general and administrative 32,381 27,411
Depreciation and amortization 4,992 3,955
Total operating costs and expenses 1,546,629 1,912,623
Operating income 51,729 82,076
Other income 514 -
Interest income 112 110
Interest expense (7,766) (8,016)
Income before income taxes 44,589 74,170
Income tax provision (650) (1,038)
Net income
43,939 73,132
Adjust: Loss attributable to Kildair from January 1, 2014
    through March 31, 2014
        -
2,203
Limited partners’ interest in net income
$ 43,939 $ 75,335
Net income per limited partner unit:
Common - basic $ 2.10 $ 3.74
Common - diluted $ 2.06 $ 3.74
Subordinated - basic and diluted $ 2.10 $ 3.74
Units used to compute net income per limited partner unit:
Common - basic 10,897,488 10,072,186
Common - diluted 11,064,510 10,073,176
Subordinated - basic and diluted 10,071,970 10,071,970
Reconciliation of net income to adjusted EBITDA:
Net income
$ 43,939 $ 73,132
Add/(Deduct):
Interest expense, net 7,654 7,906
Tax expense 650 1,038
Depreciation and amortization 4,992 3,955
EBITDA
$ 57,235
$ 86,031
Add: unrealized (gain) loss on inventory 3,534 (5,866)
Add: unrealized (gain) loss on natural gas transportation contracts 2,771 (28,127)
Adjusted EBITDA
$ 63,540
$ 52,038
(1)
Summary Financial Data – Q1 2015
1) On December 9, 2014, the Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent Sprague Canadian Properties LLC.
As the acquisition of Kildair by the Partnership represents a transfer of entities under common control, the Consolidated Financial Statements for the three months ended March 31, 2014, and related information presented herein have been recast by including the historical financial results of Kildair for all periods that were under common control.
2) EBITDA represents net income before interest, income taxes, depreciation and amortization.
3) Adjusted EBITDA represents EBITDA increased by unrealized hedging losses and decreased by unrealized hedging gains, in each case with respect to refined products and natural gas inventory and natural gas transportation contracts.
(3)
(2)
Three Months Ended March 31,
2015
2014
(unaudited)
(unaudited)
($ in thousands)
………………………………………………………………………………….……….
………………………………
……………………………………………………………………………
………………………………………………………………
………………………………………………………….………
…………………………………………………….…
……………………………………………………………………………….…
…………………………………………………………………………………
…………………………………………………………………………….…
………………………………………………………………………………
…………………………………………………………………………
……………………………………………………………………….…
………………………………………………………………………………….……
…………………………………………………………………………
…………………………………………..……….………
……………………………………………………………………………..………
…………………………………………………………………
…………………………………………………………………………
…………………………………………………………
……………………………………………………………………………..………
…………………….………………………………..
…………………….………
…………………….……………………….……………………………..

Summary Financial Data – YE 2014
(1)
1) On December 9, 2014, the Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent Sprague Canadian Properties LLC.
As the acquisition of Kildair by the Partnership represents a transfer of entities under common control, the Consolidated and Combined Financial Statements and related information presented herein have been recast by including the historical financial results of Kildair for all periods that were under common control.
2) Adjusted EBITDA respresents EBITDA increased by unrealized hedging losses and decreased by unrealized hedging gains, in each case with respect to refined products and natural gas inventory and natural gas transportation contracts, and adjusted for bio-fuel excise tax credits.
3) Net loss per unit for three months ended and year ended December 31, 2013, is only calculated for the Partnership after the IPO as no units were outstanding prior to October 30, 2013.
(3)
…………………………………………………………………..........
…………………………………………………
…………………………………………………………
………………………………………………………
………………………………………
……………………………………….
………………………………
…………………………………………………………
…………………………………………………
…………………………………………………………
…………………………………………………………
………………………………………………
…………………………………………
……………………………………………………………….
…………………
………………………………………..…………
………………………..………
10,271,010
10,453,910
10,071,970
10,071,970
10,071,970
10,071,970
4,554,188
51,979
(2)
Three Months Ended
Year Ended
December 31,
December 31,
2014
2013
Predecessor
2014
2013
Predecessor
(unaudited)
(unaudited)
($ in thousands)
($ in thousands)
Statement of Operations Data:
Net sales $           1,197,994  $           1,276,301  $       5,069,762  $             4,683,349
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and
    amortization)
1,076,155
                  1,271,750
             4,755,031
Operating expenses 17,199                        12,829                    62,993                        53,273
Selling, general and administrative 22,159                        15,521                    76,420                        55,210
Depreciation and amortization                       5,167                          4,044                    17,625                        16,515
Total operating costs and expenses                   1,120,680                    1,304,144              4,912,069                    4,679,186
Operating income (loss)                       77,314                      (27,843)                 157,693                          4,163
Other (expense) income (288)                           (33)                    (288)                           568
Interest income                           168                              83                        569                            604
Interest expense (8,103)                       (9,068)                 (29,651)                     (30,914)
Income (loss) before income taxes                       69,091                      (36,861)                 128,323                      (25,579)
Income tax (provision) benefit (3,503)                         1,819                   (5,509)                       (4,259)
Net income (loss)
                      65,588                      (35,042)                 122,814                      (29,838)
Adjust: Predecessor (loss) income through October 29, 2013                             -                         (2,470)                            -                           2,734
Adjust: Income (loss) attributable to Kildair from October 29, 2013
   through December 8th, 2014                         1,977
                      (2,338)
4,080
                     (2,338)
Limited partners' interest in net income (loss)
$                63,611  $               (30,234) $         118,734  $                (30,234)
Net income (loss) per limited partner unit    :
Common - basic $                     3.13  $                    (1.50) $                   5.88  $                    (1.50)
Common - diluted $                     3.07  $                    (1.50) $                   5.84  $                    (1.50)
Subordinated - basic and diluted $                     3.13  $                    (1.50) $                   5.88  $                    (1.50)
Units used to compute net income per limited partner unit -
Common - basic                 10,071,970            10,131,928
Common - diluted                 10,071,970            10,195,566
Subordinated - basic and diluted                 10,071,970             10,071,970

Adjusted EBITDA   (unaudited) $               30,014  $                  28,648  $         105,266  $                  76,158
Other Financial and Operating Data (unaudited)
Capital expenditures $                 5,266  $                  11,016  $           18,580  $                  28,090
Total refined products volumes sold (gallons)                 475,398                   399,462        1,668,240             1,472,100
Total natural gas volumes sold (MMBtus)                  16,166                 13,667        54,430

($ in thousands)
Reconciliation of adjusted EBITDA to distributable cash flow:

Adjusted EBITDA
$ 63,540 $ 52,038
Add/(Deduct):

Cash interest expense, net ..............................................................
Cash taxes ......................................................................................
Maintenance capital expenditures ..................................................
Elimination of expense relating to incentive compensation
and directors fees expected to be paid in common units .........
4,068 538
Other ..............................................................................................
802 41
Eliminate the effects of Kildair
-
Distributable cash flow
$ 58,575 $ 43,953
1) On December 9, 2014, the Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent Sprague Canadian Properties LLC. As the acquisition of Kildair by the Partnership represents a transfer of entities under common control, the Consolidated Financial Statements for the three months ended March 31, 2014, and related information presented herein have been recast by including the historical financial results of Kildair for all periods that were under common control.
2) Adjusted EBITDA represents EBITDA increased by unrealized hedging losses and decreased by unrealized hedging gains, in each case with respect to refined products and natural gas inventory and natural gas transportation contracts.
3) To report distributable cash flow excluding Kildair for the periods that were under common control and prior to the Kildair acquisition on December 9, 2014.
  ........................................................................................
  ................................................................
  ................................................................................
Adjusted EBITDA to DCF Reconciliation – Q1 2015
(1)
(2)
(3)
(unaudited)
(unaudited)
2015
2014
Three Months Ended March 31,
(6,748)
(1,327)
(1,760)
(6,714)
(593)
(1,263)
(94)

    .........................................................................................................
Adjusted EBITDA to DCF Reconciliation – YE 2014
(1)
1) On December 9, 2014, the Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent Sprague Canadian
Properties LLC. As the acquisition of Kildair by the Partnership represents a transfer of entities under common control, the Consolidated and Combined Financial
Statements and related information presented herein have been recast by including the historical financial results of Kildair for all periods that were under common control.
2) The unaudited pro forma information gives effect to certain pro forma adjustments as if they had occurred as of January 1, 2013. The adjustments are based upon available information and certain estimates and assumptions; therefore, actual adjustments will differ from the pro forma adjustments. Pro forma adjustments reflect the following:
a) The pro forma adjustment for interest expense and deferred financing fees under the new credit agreement. The calculation is based on the monthly average working capital and acquisition facility multiplied by the decreases in the borrowing rate of 0.50% for borrowings under the working capital facility, less the increase of commitment fees due to the increased size of the facility.
b) The elimination of corporate overhead charges from the Parent offset by increases in incentive compensation.
c) The adjustments to reflect the conversion of the Predecessor to a partnership resulting in the elimination of all U.S. federal income taxes, as well as an adjustment of income taxes in certain state jurisdictions in which the partnership operates, and to record estimated taxes for the activities conducted by the Partnership at the applicable state statutory rates.
3) Adjusted EBITDA respresents EBITDA increased by unrealized hedging losses and decreased by unrealized hedging gains, in each case with respect to refined products and natural gas inventory and natural gas transportation contracts, and adjusted for bio-fuel excise tax credits.
4) To report distributable cash flow excluding Kildair for the periods that were under common control and prior to the Kildair acquisition on December 9, 2014.

2014

2013
Predecessor

2014

2013
Predecessor

(unaudited)
Pro Forma
(unaudited)
(unaudited)
Pro Forma
(unaudited)

($ in thousands)
($ in thousands)

Adjusted EBITDA
$ 30,014 $ 28,654 $ 105,266 $ 76,156
Add/(Deduct):

Cash interest expense, net .......................................................................................
Cash taxes ...............................................................................................................
Maintenance capital expenditures ...........................................................................
Estimated incremental selling, general and administrative expense of being a publicly traded partnership ................................................................................. - -
Elimination of expense relating to incentive compensation and directors fees expected to be paid in common units .................................................................
2,915 761 8,182 1,975
Other ....................................................................................................................... 4,711 7 6,102 609
Eliminate the effects of Kildair
476 1,306

Distributable cash flow
$ 21,166 $ 18,173 $ 74,897 $ 40,063

    .......................................................................................
    ...........................................................................................................
Reconciliation of adjusted EBITDA to distributable cash flow:
(2)
(3)
(2)
(4)
(7,362)
(1,220)
(2,971)
(24,265)
(3,042)
(8,290)
(9,056)
(1,716)
(7,680)
(6,156)
(24,431)
(4,206)
(4,231)
(1,350)
(6,687)
Three Months Ended
December 31,
Year Ended
December 31,